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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 23, 2003




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)




         DELAWARE                      1-4300                  41-0747868
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)         Identification Number)




                              2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release dated October 23, 2003, "Apache Third Quarter Earnings of $1.69 per Share Fueled by Record Oil and Gas Production, Strong Prices"

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, Apache issued a press release announcing results for the three and nine month periods ended September 30, 2003. The press release is listed and furnished under Item 7 as Exhibit 99.1 and incorporated herein by reference.

The press release discusses Apache's cash from operations or "cash flow." Cash from operations represents net cash provided by operating activities before changes in operating assets and liabilities. Cash from operations is presented because management believes it is a useful adjunct to net cash provided by operating activities under accounting principles generally accepted in the United States (GAAP). Cash from operations is widely accepted as a financial indicator of an oil and gas company's ability to generate cash which is used to internally fund exploration and development activities and to service debt. Cash from operations is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities, as an indicator of cash flows, or as a measure of liquidity. The following table reconciles net cash provided by operating activities to cash from operations.

                                                          FOR THE THREE MONTHS               FOR THE NINE MONTHS
                                                           ENDED SEPTEMBER 30,               ENDED SEPTEMBER 30,
                                                       ----------------------------      ----------------------------
                                                          2003             2002             2003             2002
                                                       -----------      -----------      -----------      -----------
                                                                              (In thousands)
Net cash provided by operating activities              $   854,944      $   385,184      $ 2,079,109      $ 1,009,269
Changes in operating assets and liabilities               (124,915)         (17,460)         (66,615)          70,793
                                                       -----------      -----------      -----------      -----------
Cash from operations                                   $   730,029      $   402,644      $ 2,012,494      $ 1,080,062
                                                       -----------      -----------      -----------      -----------

The press release discusses Apache's earnings per share before non-cash adjustments, a non-GAAP financial measure. Earnings per share before non-cash adjustments, a non-GAAP financial measure, excludes the impact of currency fluctuations (FX) on deferred taxes that management deems not representative of the Company's financial performance. Management believes this measure provides a clearer understanding of the Company's financial results and enables investors to better compare its results with those of other companies.

                                                          FOR THE PERIODS ENDED SEPTEMBER 30, 2003
                                                          ----------------------------------------
                                                          THREE MONTHS                 NINE MONTHS
                                                          ------------                 -----------
Earnings per share                                            $1.69                       $5.27
Non-cash impact of FX on deferred taxes                        0.12                        0.48
                                                              -----                       -----
Earnings per share including non-cash impact
  on deferred taxes                                           $1.81                       $5.75
                                                              -----                       -----


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        APACHE CORPORATION


Date:  October 23, 2003                 /s/ Roger B. Plank
                                        ----------------------------------------
                                        Roger B. Plank
                                        Executive Vice President
                                          and Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release dated October 23, 2003, "Apache Third Quarter Earnings of $1.69 per Share Fueled by Record Oil and Gas Production, Strong Prices"